Exhibit 10.17(a)

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This Convertible Note and Warrant Purchase Agreement (the “Agreement”) is made as of February 14, 2008, by and between Helix BioMedix, Inc., a Delaware corporation (the “Company”), and RBFSC, Inc. (the “Investor”).

1. Purchase and Sale; Closing.

1.1 Purchase of Note. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, a Convertible Promissory Note (the “Note”) in substantially the form attached hereto as Exhibit A in the principal amount of $3,000,000. The Note will be convertible into equity securities of the Company upon the terms and conditions contained in the form of Note attached hereto as Exhibit A. Shares of equity securities of the Company issued upon conversion of the Note are referred to herein as the “Note Shares.”

1.2 Purchase of Warrant. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, a Warrant (the “Warrant”) in substantially the form attached hereto as Exhibit B. The Warrant will be exercisable for shares of the Company’s Common Stock upon the terms and conditions contained in the form of Warrant attached hereto as Exhibit B. Shares of the Company’s Common Stock issued upon exercise of the Warrant are referred to herein as the “Warrant Shares.” The Note, the Warrant, the Note Shares and the Warrant Shares are sometimes collectively referred to herein as the “Securities.”

1.3 Closing. The closing of the sale and issuance of the Note and Warrant shall be held at the offices of Summit Law Group, PLLC at 10:00 a.m. on February 14, 2008 or at such other time and place upon which the Company and the Investor shall agree (hereinafter referred to as the “Closing”). The date of the Closing is referred to herein as the “Closing Date.”

2. Representations of the Company.

The Company represents and warrants to the Investor as follows:

2.1 Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws.

2.2 Corporate Power. The Company will have at the Closing all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Securities and to carry out and perform its obligations under the terms of this Agreement.

2.3 Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Note and the Warrant and the performance of all of the Company’s obligations hereunder and thereunder has been taken or will be taken prior to the Closing. This Agreement, the Note and Warrant, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Note Shares, when issued in compliance with the provisions of the Note, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances, assuming that the Investor takes the Note Shares with no notice thereof, other than any liens or encumbrances created by or imposed upon the Investor; provided, however, that the Note Shares will be subject to restrictions on transfer under state and/or federal securities laws. The Warrant Shares, when issued in compliance with the provisions of the Warrant, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances, assuming that the Investor takes the Warrant Shares with no notice thereof, other than any liens or encumbrances created by or imposed upon the Investor; provided, however, that the Warrant Shares will be subject to restrictions on transfer under state and/or federal securities laws.

2.4 No Finder’s Fees. No person is entitled, directly or indirectly, to compensation from the Company by reason of any contract or understanding or contact with the Company as a finder or broker in connection with this sale and purchase of the Note and Warrant contemplated by this Agreement. The Company agrees to indemnify and hold the Investor harmless against and respect of any claim of brokerage or other commissions or similar fees relative to this Agreement or the transactions contemplated hereby which arises as a result of a contract or understanding made by the Company with any such broker or finder in connection with this sale and purchase of the Note and Warrant contemplated by this Agreement.

3. Representations of Investors. The Investor hereby represents and warrants to the Company with respect to its purchase of the Note and Warrant as follows:

3.1 Investment. The Investor understands that the investment in the Securities is a speculative investment and represents that it is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Note and Warrant, and that it is purchasing the Note and Warrant for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws. The Investor further represents that it understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. The Investor acknowledges and understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available and that the Company is under no obligation to register or qualify the Securities.

3.2 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.3 Access to Data. The Investor acknowledges that it has received and reviewed this Agreement and exhibits hereto. The Investor has had an opportunity to discuss the Company’s business, management and financial affairs with its officers and directors. The Investor understands that such discussions as well as any written information issued by the Company were intended to describe the aspects of the Company’s business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

3.4 No Finder’s Fees. No person is entitled, directly or indirectly, to compensation from the Investor by reason of any contract or understanding or contact with the Investor as a finder or broker in connection with the sale and purchase of the Note and Warrant contemplated by this Agreement. Investor agrees to indemnify and hold the Company harmless against and in respect of any claim for brokerage or other commissions or similar fees relative to this Agreement or the transactions contemplated hereby which arises as a result of a contract or understanding made by the Investor with any such broker or finder in connection with the sale and purchase of the Note and Warrant contemplated by this Agreement.

3.5 Legends. The Investor understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend required by the blue sky laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

4. Condition to Investor’s Obligations at Closing. The Investor’s obligation to purchase the Note and Warrant at the Closing is subject to the fulfillment on or prior to the Closing Date of the following condition:

4.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

5. Conditions to the Company’s Obligations at Closing. The Company’s obligation to sell and issue the Note and Warrant at the Closing is subject to the fulfillment of the following conditions:

5.1 Representations and Warranties Correct. The representations and warranties made by the Investor in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

5.2 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

5.3 Board Approval. The Company’s Board of Directors shall have authorized the sale and issuance of the Securities.

6. Miscellaneous.

6.1 Governing Law; Venue. This Agreement, the Note and the Warrant shall in all respects be governed by and construed and enforced in accordance with the laws of the State of Washington, as such laws apply to contracts entered into and wholly to be performed within such state. The parties expressly stipulate that any litigation under this Agreement shall be brought in the state courts of King County, Washington or in the United States District Court for the Western District of Washington. The parties agree to submit to the exclusive jurisdiction and venue of those courts.

6.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Investor to purchase the Note and Warrant shall not be assignable without the consent of the Company and provided further that the Company may not assign its rights hereunder.

6.3 Entire Agreement; Amendment. This Agreement, the Note, the Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4 Notices, etc. All notices and other communications under this Agreement shall be in writing and shall be delivered in person, via facsimile machine, sent by documented overnight delivery service, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to the Investor, at the address of the Investor set forth on the signature page of this Agreement, or (b) if to the Company, to the attention of its President or Chief Financial Officer at its principal offices at 22118 20th Avenue SE, Suite 204, Bothell, WA 98021. Unless otherwise specified in this Agreement, all such notices and other written communications shall be effective (and considered delivered and received for the purposes of this Agreement) (i) if delivered, upon delivery, (ii) if by facsimile machine during normal business hours upon transmission with confirmation of receipt by the receiving party’s facsimile terminal and if not sent during normal business hours, then on the next day, (iii) if sent by documented overnight delivery service, on the date following the date on which such notice is delivered to such overnight delivery service for mailing, or (iv) if mailed via first-class regular mail, three (3) day after depositing in the U.S. Mail.

6.5 Expenses; Attorneys Fees. Each of the Company and the Investor shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, if any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the Note or the Warrant, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

[Remainder of Page Intentionally Left Blank]

The foregoing Agreement is hereby executed as of the date first above written.

COMPANY:

HELIX BIOMEDIX, INC.

By:
R. Stephen Beatty, President and Chief Executive Officer

INVESTOR

RBFSC, Inc.

Address:_____________________________________

____________________________________________

[Signature Page to Convertible Note and Warrant Purchase Agreement]

EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS (i) SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS AND (ii) AT THE OPTION OF THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED HAS BEEN DELIVERED TO THE COMPANY.

Holder(s): RBFSC, Inc.	Warrant Number:
No. of Shares For Which this Warrant is Initially Exercisable: []

Issue Date: June 30, 2008	Termination Date: June 30, 2013

WARRANT FOR THE

PURCHASE OF SHARES OF COMMON STOCK

OF

HELIX BIOMEDIX, INC.

THIS CERTIFIES THAT, for valuable consideration, the undersigned, together with his successors and permitted assigns (the “Holder”) is entitled to purchase, subject to the terms set forth below, up to              shares of duly authorized, validly issued, fully paid and nonassessable shares of common stock, $0.001 par value per share (the “Common Stock”), of Helix BioMedix, Inc., a Delaware corporation (the “Company”). This Warrant shall be issued and be exercisable only in the event that the Company does not consummate an Equity Financing (as defined in the Convertible Promissory Note issued to the Holder on February 14, 2008) on or before June 29, 2008.

1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the “Warrant Stock”) may be purchased, are as follows:

(a) Term. Subject to the terms hereof, the purchase right represented by this Warrant may be exercised in whole or in part, but not as to a fractional share of Warrant Stock, at any time and from time to time until the close of business on the fifth anniversary hereof.

(b) Number of Shares. The number of shares of Common Stock for which this Warrant is initially exercisable is the amount set forth above the Holder’s signature and on page one of this Warrant, which number is subject to adjustment pursuant to Section 2 of this Warrant.

(c) Purchase Price. The per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be equal to [] per share (the “Warrant Price”).

(d) Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices at 22118 20th Avenue SE, Suite 204, Bothell, WA 98021 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (b) the delivery of the purchase price in an amount equal to the number of shares for which the purchase rights hereunder are being exercised multiplied by the Warrant Price, which amount may be paid by cashier’s check payable to the Company’s order or by wire transfer to the Company’s account. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company together with the purchase price as provided herein or at such later date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

(e) Exercise by Exchange. In addition to and without limiting the rights of the Holder under the terms hereof, at the Holder’s option, and if approved by the Company, this Warrant may be exercised during the term specified under Section 1(a) by being exchanged in whole or in part prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (x) the fair market value of the number of shares of Common Stock subject to this Warrant designated by the Holder hereof on the date of the exercise and (y) the aggregate Warrant Price for such shares in effect at such times. The following formula illustrates how many shares would then be issued upon exercise pursuant to this Section 1(e):

Let:	FMV	=	Fair market value per share of Common Stock at date of exercise.

	WP	=	Warrant Price at date of exercise.

	N	=	Number of shares desired to be exercised.

	X	=	Number of shares issued upon exercise.

Therefore:		X	= (FMV)(N)-(WP)(N)
FMV

Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be reduced by such designated number of shares of Common Stock and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the Holder hereof a new warrant for such balance of shares of Common Stock.

No payment to the Company of any cash or other consideration shall be required from the Holder of this Warrant in connection with any exercise of this Warrant by exchange pursuant to this Section 1(e). Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder hereof that the exchange pursuant to this section be made, or at such later date as may be specified in such request.

For the purposes of this Warrant, the “fair market value” of any number of shares of Common Stock shall mean:

(i) as long as the Common Stock is traded on the Over-The-Counter Bulletin Board or is traded on the American Stock Exchange (or equivalent recognized source of quotations), an amount equal to the average of the high and low reported trading prices of one share of such securities for the three (3) trading days prior to the surrender of this Warrant for exchange in accordance with the terms hereof; or

(ii) in all other cases, the fair value as determined in good faith by the Board of Directors of the Company and reasonably agreed to by the Holder.

(f) Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

(i) a certificate or certificates for the number of duly authorized validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled upon such exercise, and

(ii) in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided herein.

2. Certain Adjustments.

(a) Mergers, Consolidations or Sale of Assets. If at any time after the date hereof while this Warrant remains outstanding and unexpired there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a Holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined reasonably and in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time while this Warrant remains outstanding and unexpired effect or fix a record date for the effectuation of a split or subdivision of the outstanding shares of its Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

(c) Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

(d) Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company’s principal financial officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder of this Warrant. The Company will furnish or cause to be furnished to such Holder a certificate setting forth:

(i) Such adjustments and readjustments;

(ii) The purchase price at the time in effect and how it was calculated; and

(iii) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

(e) Notices of Record Date, etc. In the event of:

(i) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(ii) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of assets of the Company to any other person or any consolidation or merger involving the Company; or

(iii) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company will mail to the Holder of this Warrant at least ten (10) business days prior to the earliest date specified therein, a notice specifying:

(1) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

(2) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time.

3. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company’s Board of Directors.

4. No Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 4, however, shall limit the right of the Holder to be provided the notices described in Section 2 hereof, or to participate in distributions described in Section 2 hereof if the Holder exercises this Warrant.

5. Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the Holder hereof to purchase the Warrant Stock, no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any obligation of such Holder to purchase any securities or any liability of such Holder for the purchase price or as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

6. Representations and Warranties of the Holder. The Holder represents and warrants to the Company as follows:

(a) Purchase Entirely for Own Account. This Warrant is issued to the Holder in reliance upon such Holder’s representation to the Company, which by the Holder’s execution of this Warrant the Holder hereby confirms, that the Warrant and Warrant Stock are being acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the federal or state securities laws.

(b) Investment Experience. The Holder represents that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Stock. If an entity, the Holder also represents it has not been organized solely for the purpose of acquiring the Warrant or the Warrant Stock.

(c) Restricted Securities. The Holder understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(d) Legends. It is understood that the certificates evidencing the Warrant Stock may bear a legend substantially in the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES LAWS”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES LAWS (i) UNLESS SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES LAWS AND (ii) THE COMPANY, IF IT SO REQUESTS, HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

In addition, the certificates evidencing the Warrant Stock may bear any legend required by the Company’s charter documents or the laws of the State of Washington and any other state in which the securities will be issued.

7. Transfers and Exchanges.

(a) The Holder may not sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Warrant Stock unless such transfer would not violate any provision of this Section 7.

(b) Subject to the conditions of this Section 7, upon delivery to the Company of a duly completed and executed Assignment in substantially the form attached hereto, a new warrant shall be issued to the transferee therein named. All new warrants issued in connection with transfers or exchanges shall not require the signature of the new Holder hereof and shall be identical in form and provision to this Warrant except as to the number of shares.

(c) It shall be a condition to any transfer of this Warrant that the transferee shall be an accredited investor, within the meaning of the Securities Act, and that the Company shall have received, at the time of such transfer or exercise (i) a representation letter, or at the option of the Company, a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and registration requirements of the Securities Act and applicable state securities laws and (ii) a statement in writing from, and signed by, any proposed transferees containing the same representations and warranties as set forth in Section 6 hereof and agreeing to be bound by the provisions of this Section 7, such statement to be in the form of Assignment attached hereto. Notwithstanding the foregoing, as long as the transfer of this Warrant is in compliance with applicable securities laws and there are no significant issues of fact (such as whether or not the Holder is an “affiliate,” as such term is defined in Rule 144 of the Securities Act) or unusual questions of law, the requirement of a representation letter or legal opinion shall not apply to (a) the transfer of this Warrant or any part thereof to a partnership of which the Holder is a partner or to the beneficial owners or affiliates of such partnership, (b) the transfer of this Warrant or any part thereof to beneficial owners, employees or affiliates of the Holder, (c) bona fide gifts to a member of a Holder’s immediate family or trustee for a member of a Holder’s immediate family, (d) transfers by will upon the death of a Holder, or (e) transfers pursuant to a divorce or dissolution of the marriage of a Holder.

(d) Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept by the Company or its transfer agent as the owner and Holder thereof for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new Holder without a new Warrant first having been issued. Nothing in this Section 7(d) shall relieve the Holder of his obligations under Section 7(c) hereof.

8. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns, subject at all times to the restrictions set forth herein.

9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it and its counsel of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

10. Saturdays, Sundays, Holiday, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday in the State of Washington, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any such amendment or waiver shall be binding on the parties.

12. Governing Law; Venue. The terms and conditions of this Warrant shall be governed by and construed in accordance with the law of the State of Washington, without regard to conflict of law provisions. The parties expressly stipulate that any litigation under this Warrant shall be brought in the state courts of King County, Washington or in the United States District Court for the Western District of Washington. The parties agree to submit to the exclusive jurisdiction and venue of those courts.

13. Notices. All notices and other communications under this Warrant shall be in writing and shall be delivered in person, via facsimile machine, sent by documented overnight delivery service, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to the Holder, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President or Chief Financial Officer at its principal offices at 22118 20th Avenue SE, Suite 204, Bothell, WA 98021, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1. Unless otherwise specified in this Warrant, all such notices and other written communications shall be effective (and considered delivered and received for the purposes of this Agreement) (i) if delivered, upon delivery, (ii) if by facsimile machine during normal business hours upon transmission with confirmation of receipt by the receiving party’s facsimile terminal and if not sent during normal business hours, then on the next day, (iii) if sent by documented overnight delivery service, on the date following the date on which such notice is delivered to such overnight delivery service for mailing, or (iv) if mailed via first-class regular mail, three (3) day after depositing in the U.S. Mail.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Warrant effective as of the date first written above.

THE COMPANY:

HELIX BIOMEDIX, INC.,
a Delaware corporation

By:
Name:	R. Stephen Beatty,
President and Chief Executive Officer

Address:	22118 20th Avenue SE, Suite 204 Bothell, WA 98021

Telephone:	(425) 402-8400

Facsimile:	(425) 806-2999

Number of shares for which this warrant is initially exercisable:_______________________

HOLDER:

RBFSC, INC.

By:

Its:

Address:____________________________________

___________________________________________

Facsimile:___________________________________

Soc. Sec. No. or Tax ID:_______________________

SUBSCRIPTION

Helix BioMedix, Inc.

22118 20th Avenue SE, Suite 204

Bothell, WA 98021

Ladies and Gentlemen:

The undersigned,             , hereby elects to purchase, pursuant to the provisions of the Warrant dated             , held by the undersigned,              shares of Common Stock of Helix BioMedix, Inc., a Delaware corporation, and tenders herewith payment of the purchase price of such shares in full.

The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.

Date:___________________	Print Name(s):_________________________________

________________________________________

Signature: ____________________________________

Title if applicable:______________________________

Signature: ____________________________________

Title if applicable:______________________________

Address: _____________________________________

_____________________________________________

Warrant Subscription

FORM OF ASSIGNMENT

The undersigned hereby assigns this Warrant to

_________________________________________ _________________________________________ _________________________________________

                    (Print or type name, address and zip code of assignee)

Please insert Social Security or other identifying number of assignee:

________________________________

and irrevocably appoints                          as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act for him or it.

Date:_____________
Signed:

(All owners must sign exactly as name(s) appear(s) on the front of this Warrant)

The undersigned assignee hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant and agrees to be bound by the obligations set forth in the Warrant, copies of which are available from the Secretary of the Company.

Date:____________________	By:	__________________________________________________

		Name:	_____________________________________________

		Title:	_____________________________________________

Warrant Form of Assignment